UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2016

RICH PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-54767	46-3259117
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

9595 Wilshire Blvd, Suite 900

Beverly Hills, CA 90212

(Address of principal executive offices)

(323) 424-3169

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

The Board of Directors of Rich Pharmaceuticals, Inc., a Nevada corporation (the “Company”), has approved a reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a ratio of 1 for 100 of each share issued and outstanding on the effective date of February 11, 2016 (the “Reverse Stock Split”).

On February 10, 2016, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is filed herewith as Exhibit 99.1.

Reason for the Reverse Stock Split

The Board of Directors of the Company has determined that it is in the best interests of the Company to reverse split the common stock of the Company on a one (1) for one hundred (100) basis because the Company’s stock is currently quoted with no Bid and $0.0001 (Ask) affording little or no liquidity for the shareholders. It is the belief of the Board that the reverse split will cause the Bid and Ask prices to increase, creating the possibility for the stock to trade at more reasonable prices and a more reasonable spread between the Bid and Ask prices.

The Board of Directors of the Company have the right to reverse split the stock of the Company in accordance with the Nevada Revised Statutes (NRS Section 78.207 and NRS Section 78.209) to effect a reverse stock split of the Common Stock and the By Laws of the Company do not preclude the Board of Directors from taking such action. The reverse split will become effective at the opening of business on February 11, 2016.

Effects of the Reverse Stock Split

The Company is currently authorized to issue 37,503,000,000 shares of Common Stock. As a result of the one (1) for one hundred (100) Reverse Stock Split, the authorized shares will also be reversed one (1) for one hundred (100). Thereafter, the Company’s authorized Common Stock will be 375,030,000.

As of February 10, 2016, there were approximately 8,457,906,689 shares of Common Stock outstanding. As a result of the reverse stock split, there will be approximately 84,579,066 shares of Common Stock outstanding (subject to adjustment due to the effect of rounding fractional shares into whole shares). The Reverse Stock Split will not have any effect on the stated par value of the Common Stock.

Effective Date; Symbol; CUSIP Number

The Reverse Stock Split becomes effective with FINRA (the Financial Industry Regulatory Authority) and in the marketplace at the open of business on February 11, 2016 (the “Effective Date”), whereupon the shares of common stock will begin trading on a split-adjusted basis. On the Effective Date, the Company’s trading symbol will change to “RCHAD” for a period of 20 business days, after which the “D” will be removed from the Company’s trading symbol, which will revert to the original symbol of “RCHA”. In connection with the Reverse Stock Split, the Company’s CUSIP number will change to 76303T308.

Split Adjustment; No Fractional Shares

On the Effective Date, the total number of shares of the Company’s Common Stock held by each stockholder will be converted automatically into the number of whole shares of Common Stock equal to (i) the number of issued and outstanding shares of Common Stock held by such stockholder immediately prior to the reverse stock split, divided by (ii) 100. No fractional shares will be issued, and no cash or other consideration will be paid. Instead, the Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split.

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Non-Certificated Shares; Certificated Shares

Stockholders who are holding their shares in electronic form at brokerage firms do not have to take any action as the effect of the reverse stock split will automatically be reflected in their brokerage accounts.

Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent at the address given below. The transfer agent will issue a new share certificate reflecting the terms of the Reverse Stock Split to each requesting stockholder.

Empire Stock Transfer Inc.
1859 Whitney Mesa Dr.
Henderson, NV 89014
(702) 818-5898 Tel
(702) 974-1444 fax

State Filing

The Reverse Stock Split was effected by the Company filing a Certificate of Change (the “Certificate”) pursuant to Nevada Revised Statutes (“NRS”) Section 78.207 and Section 78.209 with the Secretary of State of the State of Nevada on February 8, 2016. The Certificate is not effective until the Effective Date. Under Nevada law, no amendment to the Company’s Articles of Incorporation is required in connection with the Reverse Stock Split. A copy of the Certificate is attached hereto as Exhibit 3.1 and incorporated herein by reference.

No Stockholder Approval Required

Under Nevada law, because the Reverse Stock Split was approved by the Board of Directors of the Company in accordance with NRS Section 78.207. No stockholder approval is required. NRS Section 78.207 provides that the Company may effect the reverse stock split without stockholder approval if (x) both the number of authorized shares of Common Stock and the number of outstanding shares of Common Stock are proportionally reduced as a result of the reverse stock split (y) the reverse stock split does not adversely affect any other class of stock of the Company and (z) the Company does not pay money or issue scrip to stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. As described herein, the Company has complied with these requirements.

Capitalization

The Reverse Stock Split does not affect the Company’s authorized preferred stock. There are 6,000,000 outstanding shares of the Company’s preferred stock. After the Reverse Stock Split, the Company’s authorized preferred Stock of 10,000,000 shares will remain unchanged.

Immediately after the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain virtually unchanged except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the reverse stock split.

All options, warrants and convertible securities of the Company outstanding immediately prior to the Reverse Stock Split that have a fixed conversion price will be appropriately adjusted by dividing the number of shares of Common Stock into which the options, warrants and convertible securities are exercisable or convertible by 10 and multiplying the exercise or conversion price thereof by 100, as a result of the Reverse Stock Split.

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Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Change Pursuant to Nevada Revised Statutes Section 78.209, as filed by Rich Pharmaceuticals, Inc. with the Secretary of State of the State of Nevada on February 8, 2016

99.1	Press Release of Rich Pharmaceuticals, Inc., dated February 10, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RICH PHARMACEUTICALS, INC.

Dated: February 11, 2016	By:	/s/ Ben Chang
Ben Chang Chief Executive Officer

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